Restrictions on Cash	12 Months Ended
Dec. 31, 2011
Restrictions on Cash
Restrictions on Cash
3. Restrictions on Cash

Federal law requires depository institutions to maintain a prescribed amount of cash or noninterest-bearing balances with the Federal Reserve Bank.  As of December 31, 2011 and 2010, the Company was required to maintain reserve balances of $80 thousand.  In addition, the Company's contract with its current electronic funds transfer ("EFT") provider requires a predetermined balance be maintained in a settlement account controlled by the provider equal to the Company's average daily net settlement position multiplied by four days.  The required balance was $179 thousand as of December 31, 2011 and 2010.  This balance can be adjusted periodically to reflect actual transaction volume and seasonal factors.